UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05793
Morgan Stanley Municipal Income Opportunities Trust II
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: February 28, 2010XXX XX, 200X
Date of reporting period: August 31, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust II performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended August 31, 2009

Market Conditions

As we entered the reporting period, the outlook for the economy and the financial markets began to improve. Although the economy remained weak and unemployment was still high, certain economic data appeared to indicate that the contraction in growth was moderating. This, coupled with encouraging news on the corporate and banking fronts as well as improving credit conditions, led to a rise in investor confidence and risk appetite. The result was a rebound in most sectors of the market that lasted throughout the reporting period.

The municipal bond market rallied strongly during the six-month period. Renewed investor demand helped the high-yield segment of the market to outperform investment-grade bonds, although both posted solid gains for the period. The high-yield municipal bond market gained 12.11 percent (as measured by the Barclays Capital High Yield Municipal Bond Index) with credit spreads tightening back toward long-term averages, while investment grade municipals (as measured by the Barclays Capital Municipal Bond Index) gained 5.61 percent as yields declined to near historic lows. Over the course of the period, the yield spread between these two indexes contracted from 576 basis points to 452 basis points. Although yields declined across the municipal yield curve, the long end of the curve declined more than the front end.

With regard to municipal market sectors, the largest sectors within the Barclays Capital High Yield Municipal Bond Index (the “Index”) were industrial development revenue/pollution control revenue (IDR/PCR), hospitals and special tax districts. For the period, the IDR/PCR sector (i.e., corporate-backed bonds) outpaced the Index with an 18.38 percent return. The hospital sector performed roughly in line with the Index, returning 12.93 percent, while the special tax district sector lagged with a return of 9.26 percent.

Much of the turnaround and strong performance in the municipal market can be attributed to a demand/supply imbalance. Year-to-date, new municipal bond issuance was down 15 percent versus the same period in 2008. At the same time, municipal bond funds have experienced significant net inflows as investors recognized the historical cheapness of the municipal sector.

Performance Analysis

For the six-month period ended August 31, 2009, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust II (OIB) increased from $6.15 to $6.80 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.23725 per share, the Fund’s total NAV return was 14.74 percent. OIB’s value on the New York Stock Exchange (NYSE) moved from $6.12 to $6.53 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 10.72 percent. OIB’s NYSE market price was at a 3.97 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the third quarter of 2009, declared in July, were unchanged at $0.03875 per share. The dividend reflects the current level of the Fund’s net investment income. OIB’s level of undistributed net investment income was $0.044 per share on August 31, 2009 and six months earlier.1

The Fund’s positioning in several areas contributed to its strong performance for the reporting period. The Fund continued to emphasize high-yield bonds, which represented approximately two-thirds of portfolio assets. This was additive to returns as the high-yield segment outperformed higher-quality, investment-grade issues. A focus on the long end of the municipal yield curve was also advantageous. With regard to sectors, an emphasis on the health care sector, including both life care and hospital bonds, and the tobacco sector helped boost returns.

Other positions, however, were less advantageous.  The Fund had a somewhat limited exposure to the airline sector, which held back returns as this was one of the best performing sectors for the period. Holdings of pre-refunded bonds also dampened performance somewhat. These are high-quality securities with shorter maturities and therefore, did not benefit from either the credit spread tightening that occurred during the period or the outperformance of the long end of the municipal yield curve.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.
1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 08/31/09
Life Care	28.1%
Special Tax Districts	16.6
Hospital	16.2
IDR/PCR*	10.2
Nursing Home	5.1

LONG-TERM CREDIT ANALYSIS as of 08/31/09
Aaa/AAA	7.8%
Aa/AA	2.6
A/A	3.8
Baa/BBB	13.8
Ba/BB	5.7
B/B	0.6
Not Rated	65.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 08/31/2009
Florida	11.4%
Illinois	8.8
Pennsylvania	8.1
Texas	7.9
Virginia	6.3
New Jersey	4.9
California	4.8
New York	4.1
Colorado	3.6
Maryland	3.1
Ohio	2.8
Massachusetts	2.8
Kansas	2.7
Missouri	2.6
Tennessee	2.5
Washington	2.4
Arizona	2.3
Michigan	2.1%
Hawaii	2.1
South Carolina	1.9
Nevada	1.8
Minnesota	1.8
Oklahoma	1.7
Georgia	1.7
Wisconsin	1.4
Louisiana	1.4
Alabama	1.2
Iowa	1.0
District of Columbia	0.9
New Mexico	0.7
West Virginia	0.6
Utah	0.5
Maine	0.4
Indiana	0.4
Mississippi	0.3
North Dakota	0.3
North Carolina	0.2

Total Long-Term Investments	103.5
Liability for Floating Rate Note and Dealer Trusts Obligations	(6.1)
Other Assets in Excess of Liabilities	2.6

Net Assets	100.0%

* Industrial Development Revenue/Pollution Control Revenue.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information
About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (103.5%)
	Alabama (1.2%)
$1,000	Colbert County-Northwest Alabama Health Care Authority, Helen Keller Hospital Ser 2003	5.75%	06/01/27	$884,140
400	Cullman Medical Clinic Board-Medical Park South, Ser 1993 A	6.50	02/15/23	390,888

				1,275,028

	Arizona (2.3%)
600	Maricopa County Pollution Control Corp., Ser A	6.00	05/01/29	613,308
1,125	Pima County Industrial Development Authority, Constellation Schools Ser 2008	7.00	01/01/38	902,610
800	Pima County Industrial Development Authority, Water & Wastewater Ser 2007 (AMT)	6.55	12/01/37	594,136
500	Pinal County Electric District No 4, Ser 2008	6.00	12/01/38	464,330

				2,574,384

	California (4.8%)
1,775	California County Tobacco Securitization Agency, Gold County Settlement Funding Corp. Ser 2006 (a)	0.00	06/01/33	223,899
320	California Municipal Finance Authority, Ser 2008 (f)	5.875	07/01/28	248,819
500	California Statewide Communities Development Authority, California Baptist University Ser 2007 A	5.50	11/01/38	334,590
500	California Statewide Communities Development Authority, Lancer Educational Housing LLC Ser 2007	5.625	06/01/33	341,205
400	California Statewide Communities Development Authority, Thomas Jefferson School of Law Ser 2008 A (b)	7.25	10/01/38	363,800
1,000	City of Carlsbad, Ser 2006	5.30	09/01/36	695,570
485	City of Palm Springs, Palm Spring International Airport Ser 2006 (AMT)	5.55	07/01/28	348,860
2,900	Golden State Tobacco Securitization Corp., Asset Backed Ser 2007 A-1	5.125	06/01/47	2,035,655
750	Quechan Indian Tribe of Fort Yuma, Indian Reservation Ser 2008	7.00	12/01/27	532,170
12,000	Silicon Valley Tobacco Securitization Authority, Santa Clara Tobacco Securitization Corp. Ser 2007 C (a)	0.00	06/01/56	107,760

				5,232,328

	Colorado (3.6%)
1,000	Colorado Health Facilities Authority, Christian Living Communities Ser 2006 A	5.75	01/01/37	742,430
400	Colorado Health Facilities Authority, Christian Living Communities Ser 2009 A	8.25	01/01/24	414,252
75	Colorado Housing & Finance Authority, 1998 Ser B-3	6.55	05/01/25	77,878

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,420	Copperleaf Metropolitan District No 2, Ser 2006	5.85%	12/01/26	$909,410
2,000	Elk Valley Public Improvement, Ser 2001 A	7.30	09/01/22	1,798,420

				3,942,390

	District of Columbia (0.9%)
495	District of Columbia, Washington D.C., Income Tax Secured Revenue Refg Ser 2009 B (c)	5.00	12/01/25	544,617
445	Metropolitan Washington Airports Authority, District of Columbia & Virginia, CaterAir International Corp. Ser 1991 (AMT) (d)	10.125	09/01/11	436,243

				980,860

	Florida (11.4%)
545	Brevard County Health Facilities Authority, Buena Vida Estates, Inc. Ser 2007	6.75	01/01/37	437,744
2,735	Broward County Professional Sports Facilities, Civic Arena Refg Ser 2006 A (FSA-CR AMBAC Insd) (c)	5.00	09/01/23	2,833,026
500	County of Alachua, North Florida Retirement Village	5.25	11/15/17	436,935
700	County of Alachua, North Florida Retirement Village	5.875	11/15/36	510,181
975	Fiddlers Creek Community Development District No 1, Ser 2005 (e)(f)	6.00	05/01/38	652,002
500	Fountainbleau Lakes Community Development District, Ser 2007 B	6.00	05/01/15	268,575
500	Grand Bay at Doral Community Development District, Ser 2007 A	6.00	05/01/39	260,565
450	Miami Beach Health Facilities Authority, Refg Ser 2004	6.75	11/15/21	387,608
500	Orange County Health Facilities Authority, Orlando Lutheran Towers, Inc. Ser 2005	5.70	07/01/26	383,710
1,000	Orange County Health Facilities Authority, Orlando Lutheran Towers, Inc. Ser 2007	5.50	07/01/38	657,280
2,000	Orange County Health Facilities Authority, Westminister Community Care Services, Inc. Ser 1999	6.75	04/01/34	1,652,700
500	Pinellas County Health Facility Authority, Oaks of Clearwater Ser 2004	6.25	06/01/34	496,205
965	Renaissance Commons Community Development District, 2005 Ser A	5.60	05/01/36	613,952
2,640	South Miami Health Facilities Authority, Baptist Health South Florida Obligated Group Ser 2007 (c)	5.00	08/15/32	2,515,379
600	Tolomato Community Development District, Special Assessment Ser 2007	6.55	05/01/27	449,940

				12,555,802

	Georgia (1.7%)
2,000	City of Atlanta, Eastside Ser 2005 B	5.40	01/01/20	1,821,360

	Hawaii (2.1%)
1,000	Hawaii State Department of Budget & Finance, Kahala Nui Ser 2003 A	8.00	11/15/33	1,002,470
1,140	Hawaii State Ser 2008 DK (c)	5.00	05/01/23	1,252,762

				2,255,232

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Illinois (8.8%)
$625	Bolingbrook Special Service Area No. 1, Will & Dupage Counties Special Service Area #2005-1 Ser 2005	5.90%	03/01/27		$447,944
1,000	City of Chicago, Ser 2002	6.75	12/01/32		796,260
450	Hampshire Special Service Area No. 18, Crown Development Projects – Tamms Farm-Ser A	6.00	03/01/44		230,328
1,000	Illinois Finance Authority, Elmhurst Memorial Healthcare Ser 2008 A	5.625	01/01/37		852,700
1,000	Illinois Finance Authority, Landing at Plymouth Ser 2005 A	6.00	05/15/37		734,620
1,000	Illinois Finance Authority, Luther Oaks Ser 2006 A	6.00	08/15/39		700,810
1,000	Illinois Finance Authority, Montgomery Place Ser 2006 A	5.75	05/15/38		703,980
2,000	Illinois Health Facilities Authority, Smith Crossing Ser 2003 A	7.00	11/15/32		1,713,000
1,000	Illinois Health Facilities Authority, Villa St. Benedict Ser 2003 A-1 (e)	6.90	11/15/33		440,200
1,200	Illinois Toll Highway Authority, Ser 2008 B (c)	5.50	01/01/33		1,278,260
750	Lincolnshire Special Service Area No. 1, Sedgebrook Ser 2004	6.25	03/01/34		521,145
992	Pingree Grove Special Service Area No. 7, Cambridge Lakes Ser 2006	6.00	03/01/36		649,333
500	Village of Bolingbrook, Bolingbrook Sales Tax Ser 2005	6.25	01/01/24		222,500
550	Will-Kankakee Regional Development Authority, Senior Estates Supportive Living Ser 2007 (AMT)	7.00	12/01/42		429,325

					9,720,405

	Indiana (0.4%)
525	County of St. Joseph, Holy Cross Village at Notre Dame Ser 2006 A	6.00	05/15/38		385,754

	Iowa (1.0%)
920	Iowa Finance Authority, Care Initiatives Ser 1996	9.25	07/01/11	(f)	1,068,939

	Kansas (2.7%)
1,000	City of Olathe, Catholic Care Ser 2006 A	6.00	11/15/38		738,710
2,000	Overland Park Development Corp., Convention Center Hotel Ser 2000 A	7.375	01/01/11	(f)	2,188,000

					2,926,710

	Louisiana (1.4%)
744	Lakeshore Villages Master Community Development District, Special Assessment Ser 2007	5.25	07/01/17		587,500
600	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Refg Ser 2007 (f)	6.375	12/01/34		452,142
500	Parish of St. John Baptist, Marathon Oil Corp. Project Ser 2007 A	5.125	06/01/37		457,200

					1,496,842

	Maine (0.4%)
500	Town of South Berwick, Berwick Academy Ser 1998	5.55	08/01/23		490,485

	Maryland (3.1%)
1,982	City of Annapolis, Park Place Ser 2005 A	5.35	07/01/34		1,376,281
1,000	City of Westminster, Caroll Lutheran Village, Inc. 2004 Ser A	6.25	05/01/34		757,160

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	Maryland Economic Development Corp., Chesapeake Bay Conference Center Ser 2006 A	5.00%	12/01/31	$530,080
500	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2007 Ser A	5.30	01/01/37	302,640
500	Maryland Industrial Development Financing Authority, Our Lady of Good Counsel High School Ser 2005 A	6.00	05/01/35	423,260

				3,389,421

	Massachusetts (2.8%)
500	Massachusetts Development Finance Agency, Evergreen Center Ser 2005	5.50	01/01/35	375,710
375	Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility Ser 2007 B	5.75	11/15/42	233,081
1,500	Massachusetts Development Finance Agency, Loomis Communities Ser 1999 A	5.75	07/01/23	1,344,570
1,305	Massachusetts Development Finance Agency, New England Center for Children Ser 1998	5.875	11/01/18	1,129,987

				3,083,348

	Michigan (2.1%)
450	Dearborn Economic Development Corp., Henry Ford Village, Inc. Refg Ser 2008	7.00	11/15/28	389,790
375	Michigan Strategic Fund, Limited Obligation Revenue Ser 2003 A-1 (AMT)	6.75	12/01/28	388,672
2,000	Michigan Tobacco Settlement Finance Authority, Ser 2007 A	6.00	06/01/48	1,540,680

				2,319,142

	Minnesota (1.8%)
350	City of Brooklyn Park, Prairie Seeds Academy Project Ser 2009 A	9.25	03/01/39	370,265
750	City of Buffalo, Central Minnesota Senior Housing Ser 2006 A	5.50	09/01/33	544,755
600	City of Minneapolis, Health Care System Revenue Bonds, Fairview Health Services	6.75	11/15/32	658,086
500	City of North Oaks, Senior Housing Revenue Presbyterian Homes Ser 2007	6.125	10/01/39	424,810

				1,997,916

	Mississippi (0.3%)
400	Mississippi Business Finance Corp., System Energy Resources, Inc. Ser 1998	5.875	04/01/22	374,664

	Missouri (2.6%)
450	Branson Regional Airport Transportation Development District, Ser 2007 B (AMT)	6.00	07/01/37	294,291
2,000	City of Des Peres, West County Center Ser 2002	5.75	04/15/20	1,732,740
95	Missouri Housing Development Commission, Homeownership GNMA/FNMA Collateralized 2000 Ser A-1 (AMT)	7.50	03/01/31	101,948

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$500	St Louis County Industrial Development Authority, Health Facilitites, Ranken Jordan Project	5.00%	11/15/22	$396,135
500	St Louis Industrial Development Authority, St Andrews Resources for Seniors Ser 2007 A	6.375	12/01/41	372,150

				2,897,264

	Nevada (1.8%)
675	City of Henderson, Local Improvement District #T-18, Ser 2006 (b)	5.30	09/01/35	244,148
955	Clark County Improvement District, Mountains Edge Ser 2003 (b)	6.375	08/01/23	758,499
1,000	Director of the State of Nevada Department of Business & Industry, Las Vegas Monorail 2nd Tier Ser 2000 (e)	7.375	01/01/40	10,000
450	Las Vegas Redevelopment Agency, Ser A	8.00	06/15/30	490,086
600	Sparks Local Improvement District #3, Ser 2008	6.50	09/01/20	505,674

				2,008,407

	New Jersey (4.9%)
150	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.75	06/15/34	137,424
2,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.75	10/01/23	1,635,400
710	New Jersey Economic Development Authority, Lions Gate Ser 2005 A	5.75	01/01/25	600,973
500	New Jersey Economic Development Authority, The Presbyterian Home at Montgomery Ser 2001 A	6.375	11/01/31	391,590
1,000	New Jersey Economic Development Authority, United Methodist Homes of New Jersey Ser 1998	5.125	07/01/25	708,080
2,000	New Jersey Health Care Facilities Financing Authority, Raritan Bay Medical Center Ser 1994 (b)	7.25	07/01/27	1,709,700
225	Tobacco Settlement Financing Corp., Ser 2007-1 A	4.625	06/01/26	182,108

				5,365,275

	New Mexico (0.7%)
1,150	Mariposa East Public Improvement District, Ser 2006	6.00	09/01/32	736,955

	New York (4.1%)
1,765	Dutchess County Industrial Development Agency, St Francis Hospital Refg Ser 2004 A	7.50	03/01/29	1,625,741
1,000	Mount Vernon Industrial Development Agency, Meadowview at the Wartburg Ser 1999	6.15	06/01/19	933,500
550	Nassau County Industrial Development Agency, Continuing Care Retirement Community Revenue, Amsterdam at Harborside Project Ser 2007 A	6.50	01/01/27	445,340
1,500	New York City Industrial Development Agency, 7 World Trade Center LLC Ser 2005 A	6.50	03/01/35	1,140,135
450	New York City Industrial Development Agency, Polytechnic University Refg Ser 2007 (ACA Insd)	5.25	11/01/37	364,172

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	New York Liberty Development Corp., National Sports Museum, Ser 2006 A (e)(f)	6.125%	02/15/19	$1,000

				4,509,888

	North Carolina (0.2%)
400	North Carolina Medical Care Commission, Pennsburg Ser 2005 A	6.125	10/01/35	274,288

	North Dakota (0.3%)
450	County of Ward, Trinity Ser 2006	5.125	07/01/29	369,810

	Ohio (2.8%)
1,700	Buckeye Tobacco Settlement Financing Authority, Asset – Backed Ser 2007 A-2	5.875	06/01/30	1,441,277
600	City of Centerville, Bethany Lutheran Village Continuing Care Facility, Ser 2007 A	6.00	11/01/38	492,432
700	County of Cuyahoga, Eliza Jennings Senior Care Ser 2007 A	5.75	05/15/27	515,088
350	County of Tuscarawas, Twin City Hospital Ser 2007	6.35	11/01/37	289,870
375	Ohio Air Quality Development Authority	5.625	06/01/18	388,830

				3,127,497

	Oklahoma (1.7%)
550	Chickasawa Nation, Ser 2007	6.25	12/01/32	477,125
450	Citizen Potawatomi Nation, Senior Obligation Tax Revenue Ser 2004 A	6.50	09/01/16	433,129
1,000	Oklahoma Development Finance Authority, Comanche County Hospital 2000 Ser B	6.60	07/01/31	996,450

				1,906,704

	Pennsylvania (8.1%)
2,400	Allegheny County Hospital Development Authority, West Penn Ser 2007 A	5.375	11/15/40	1,544,616
500	Allegheny County Redevelopment Authority, Pittsburgh Mills Ser 2004	5.60	07/01/23	390,265
1,000	Bucks County Industrial Development Authority, Ann’s Choice Ser 2005 A	6.25	01/01/35	771,070
2,835	Chester County Industrial Development Authority, RHA/PA Nursing Home, Inc. Ser 1989 (b)	8.50	05/01/32	2,739,375
750	Harrisburg Authority, Harrisburg University of Science & Technology Ser 2007 B	6.00	09/01/36	617,213
1,000	Montgomery County Industrial Development Authority, Whitemarsh Community Ser 2005	6.25	02/01/35	668,480
1,000	Pennsylvania Economic Development Financing Authority, Reliant Energy, Inc. Ser 2001 A (AMT)	6.75	12/01/36	979,980
1,125	Pennsylvania Intergovernmental Cooperative Authority (c)	5.00	06/15/21	1,230,397

				8,941,396

	South Carolina (1.9%)
1,000	City of Myrtle Beach, Myrtle Beach Air Force Base Ser 2006	5.25	10/01/26	651,280
250	County of Georgetown, Environment Improvement Revenue	5.95	03/15/14	254,607

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
$575	South Carolina Jobs-Economic Development Authority, Furman Project Ser 2007 A	6.00%	11/15/37		$399,027
1,000	South Carolina Jobs-Economic Development Authority, Wesley Commons Ser 2006	5.125	10/01/26		729,830

					2,034,744

	Tennessee (2.5%)
800	Johnson City Health & Educational Facilities Board, Mountain States Health Alliance Ser 2006A	5.50	07/01/31		747,912
1,000	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Ser 2006 A	5.75	09/01/37		795,870
1,000	Shelby County Health Educational & Housing Facilities Board, Village at Germantown Ser 2003 A	7.25	12/01/34		863,380
375	Trenton Health & Educational Facilities Board, Ser 2009	9.25	04/01/39		378,697

					2,785,859

	Texas (7.9%)
450	Alliance Airport Authority, Federal Express Corp Refg Ser 2006 (AMT)	4.85	04/01/21		390,892
500	Austin Convention Enterprises, Inc., Convention Center Hotel Ser 2006 B (f)	5.75	01/01/34		356,955
350	Brazos River Harbor Navigation, District of Brazoria County, The Dow Chemical Project Ser 2002A-4	5.95	05/15/33		306,457
375	City of Houston, Continental Airlines, Inc. Ser 2001 E (AMT)	6.75	07/01/29		320,644
375	City of Houston, Continental Airlines, Inc. Ser 2001 E (AMT)	6.75	07/01/21		333,086
1,000	Decatur Hospital Authority, Wise Regional Health Ser 2004 A	7.125	09/01/34		862,720
1,000	HFDC of Central Texas, Inc., Legacy at Willow Bend, Ser 2006 A	5.75	11/01/36		683,580
1,000	Houston Health Facilities Development Corp., Buckingham Senior Living Community Ser 2004 A	7.125	02/15/14	(g)	1,190,800
1,000	Lubbock Health Facilities Development Corp., Carillon Senior Lifecare Ser 2005 A	6.50	07/01/26		801,670
400	Tarrant County Cultural Education Facilities Finance Corp.	6.00	11/15/36		323,900
3,050	Texas Department of Housing and Community Affairs, 2007 Ser B (AMT) (c)	5.15	09/01/27		3,068,865

					8,639,569

	Utah (0.5%)
650	County of Emery, Pacificorp Ser 1996 (AMT)	6.15	09/01/30		519,909

	Virginia (6.3%)
4,419	Chesterfield County Industrial Development Authority, Brandermill Woods Ser 1998 (b)	6.50	01/01/28		3,674,333
1,300	Lexington Industrial Development Authority, (Ser A)	5.50	01/01/37		895,804
2,250	Peninsula Ports Authority, Baptist Homes Ser 2006 C	5.40	12/01/33		1,561,478
500	Peninsula Town Center Community Development Authority, Ser 2007	6.45	09/01/37		372,170

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$450	Virginia Small Business Financing Authority Revenue	9.00%	07/01/39	$449,208

				6,952,993

	Washington (2.4%)
375	King County Public Hospital District No. 4	7.25	12/01/38	376,800
600	Port of Seattle, Northwest Airlines, Inc. Ser 2001 (AMT)	7.25	04/01/30	485,946
450	Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Ser 2008	7.375	03/01/38	486,531
2,000	Washington State Housing Finance Commission, Skyline at First Hill Ser 2007 A	5.625	01/01/38	1,318,160

				2,667,437

	West Virginia (0.6%)
750	West Virginia State Hospital Finance Authority, Thomas Health Ser 2008	6.50	10/01/38	629,145

	Wisconsin (1.4%)
1,250	Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospital Ser 2004 A	6.75	08/15/34	985,937
575	Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc. Ser 2009	6.375	02/15/29	603,049

				1,588,986

	Total Tax-Exempt Municipal Bonds (Cost $136,364,277) (i)		103.5%	113,847,136
	Other Assets in Excess of Liabilities		2.6	2,873,156

	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.30% to 0.54% at August 31, 2009 and contractual maturities of collateral ranging from 06/15/21 to 01/01/33 (See Note 1D) (Cost $(6,667,000)) (h)		(6.1)	(6,667,000)

	Net Assets		100.0%	$110,053,292

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments - August 31, 2009 (unaudited) continued

AMT	Alternative Minimum Tax.
CR	Custodial Receipts.
(a)	Capital appreciation bond.
(b)	Illiquid security.
(c)	Underlying security related to inverse floater entered into by the Fund (see Note 1D).
(d)	Joint exemption.
(e)	Illiquid security. Security in default.
(f)	Illiquid security. Resale is restricted to qualified institutional investors.
(g)	Prefunded to call date shown.
(h)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2009.
(i)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,156,906 and the aggregate gross unrealized depreciation is $24,674,047 resulting in net unrealized depreciation of $22,517,141.

Bond Insurance:
ACA	ACA Financial Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements

Statement of Assets and Liabilities
August 31, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $136,364,277)	$113,847,136
Receivable for:
Interest	2,471,281
Investments sold	600,349
Prepaid expenses and other assets	14,502

Total Assets	116,933,268

Liabilities:
Floating rate note and dealer trusts obligations	6,667,000
Payable to bank	52,368
Payable for:
Investment advisory fee	45,584
Administration fee	7,294
Accrued expenses and other payables	107,730

Total Liabilities	6,879,976

Net Assets	$110,053,292

Composition of Net Assets:
Paid-in-capital	$145,311,095
Net unrealized depreciation	(22,517,141)
Accumulated undistributed net investment income	712,742
Accumulated net realized loss	(13,453,404)

Net Assets	$110,053,292

Net Asset Value Per Share 16,184,389 Shares Outstanding (unlimited shares authorized of $.01 par value)	$6.80

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements continued

Statement of Operations
For the six months ended August 31, 2009 (unaudited)

Net Investment Income:
Income
Interest	$4,274,633
Dividends from affiliate	508

Total Income	4,275,141

Expenses
Investment advisory fee	261,031
Administration fee	41,765
Professional fees	37,896
Interest and residual trust expenses	31,189
Shareholder reports and notices	23,197
Listing fees	9,542
Transfer agent fees and expenses	6,359
Trustees’ fees and expenses	4,515
Custodian fees	1,799
Other	12,546

Total Expenses	429,839

Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(186)

Net Expenses	429,653

Net Investment Income	3,845,488

Realized and Unrealized Gain (Loss):
Net Realized Loss	(3,014,622)
Net Change in Unrealized Appreciation/Depreciation	13,511,934

Net Gain	10,497,312

Net Increase	$14,342,800

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	AUGUST 31, 2009	FEBRUARY 28, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,845,488	$7,965,556
Net realized loss	(3,014,622)	(4,746,509)
Net change in unrealized appreciation/depreciation	13,511,934	(25,064,926)

Net Increase (Decrease)	14,342,800	(21,845,879)
Dividends to shareholders from net investment income	(3,839,747)	(8,342,041)
Decrease from transactions in shares of beneficial interest	—	(152,786)

Net Increase (Decrease)	10,503,053	(30,340,706)
Net Assets:
Beginning of period	99,550,239	129,890,945

End of Period (Including accumulated undistributed net investment income of $712,742 and $707,001, respectively)	$110,053,292	$99,550,239

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Municipal Income Opportunities Trust II (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At August 31, 2009, the Fund’s investments with a value of $12,723,306 are held by the Dealer Trusts and serve as collateral for the $6,667,000 in floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at August 31, 2009 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended February 28, 2009, remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through October 26, 2009, the date of issuance of these financial statements.
2. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective March 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value:

FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Tax-Exempt Municipal Bonds	$113,847,136	—	$113,847,136	—

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of August 31, 2009 and it did not have a material impact on the Fund’s financial statements.
3. Derivative Financial Instruments
The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS”), effective March 1, 2009. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no transactions in futures contracts for the six months ended August 31, 2009.

Interest Rate Swaps The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the six months ended August 31, 2009.
4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund’s average weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the six months ended August 31, 2009, advisory fees paid were reduced by $186 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $508 for six months ended August 31, 2009. During the six months ended August 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $4,539,077 and $4,539,077, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2009 aggregated $7,147,923, and $6,543,218 respectively.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended August 31, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,992. At August 31, 2009, the Fund had an accrued pension liability of $59,474, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Dividends
The Fund declared the following dividends from net investment income:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
July 14, 2009	$0.03875	September 18, 2009	September 25, 2009
October 13, 2009	$0.03875	October 23, 2009	October 30, 2009
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the six months ended August 31, 2009, the Fund did not have an expense offset.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

8. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, February 29, 2008	16,208,190	$162,082	$145,302,952
Shares repurchased (weighted average discount 13.63%)+	(23,801)	(238)	(152,548)
Reclassification due to permanent book/tax differences	—	—	(1,153)

Balance, February 28, 2009	16,184,389	161,844	145,149,251
Shares repurchased	—	—	—

Balance, August 31, 2009	16,184,389	$161,844	$145,149,251

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.
9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
10. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of February 28, 2009, the Fund had temporary book/tax differences primarily attributable to post- October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and book amortization of discounts on debt securities.
11. Accounting Pronouncements
In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of August 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”).

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2009 (unaudited) continued

SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.
12. Subsequent Event
Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that the Board approve, among other things, a new investment advisory agreement with an affiliate of Invesco. If approved by the Fund’s Board, the new agreement would be submitted to the Fund’s shareholders for their approval.

Morgan Stanley Municipal Income Opportunities Trust II
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2009		2009	2008(1)		2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$6.15		$8.01	$9.30		$9.04	$8.78	$8.62

Income (Loss) from Investment Operation:
Net investment income:(2)	0.24		0.49	0.48		0.49	0.50	0.48
Net realized and unrealized gain (loss)	0.65		(1.83)	(1.28)		0.27	0.23	0.15

Total income (loss) from investment operations	0.89		(1.34)	(0.80)		0.76	0.73	0.63

Less dividends from net investment income	(0.24)		(0.52)	(0.49)		(0.50)	(0.49)	(0.50)
Anti-dilutive effect of repurchased shares(2)	—		0.00 (3)	0.00	(3)	0.00 (3)	0.02	0.03

Net asset value, end of period	$6.80		$6.15	$8.01		$9.30	$9.04	$8.78

Market Value, end of period	$6.53		$6.12	$8.15		$9.14	$8.77	$8.00

Total Return(4)	10.72%(8)		(19.22)%	(5.67)%		10.15%	16.23%	5.38%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.82%(6	)(9)	0.95%(6)	0.94%(5	)(6)	0.73%(5)	0.72%(5)	0.89%(5)
Total expenses (before expense offset, exclusive of interest and residual)	0.76%(6	)(9)	0.73%(6)	0.73%(5	)(6)	0.71%(5)	0.72%(5)	0.89%(5)
Net investment income	7.35%(6	)(9)	6.63%(6)	5.36%(5	)(6)	5.30%(5)	5.56%(5)	5.62%(5)
Rebate from Morgan Stanley affiliate	0.00%(7	)(9)	0.00%(7)	0.00%(7)		—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$110,053		$99,550	$129,891		$151,084	$147,482	$148,169
Portfolio turnover rate	6%(8)		20%	25%		24%	15%	16%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Includes anti-dilutive effect of acquiring treasury shares of less than $0.01.
(4)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(5)	Does not reflect the effect of expense offset of 0.01%.
(6)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Shareholder Voting Results (unaudited)

On June 17, 2009, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	# of Shares
	For	Withheld	Abstain
Frank L. Bowman	14,500,936	627,262	0
Michael Bozic	14,465,665	662,533	0
James F. Higgins	14,501,437	626,761	0

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio Management (unaudited)

The Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Wayne D. Godlin, Managing Director of the Investment Adviser and Robert J. Stryker, a Vice President of the Investment Adviser. Mr. Godlin has been associated with the Investment Adviser in an investment management capacity since May 1988 and began managing the Fund in October 2001. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since February 1994 and began managing the Fund in September 2007.

Morgan Stanley Municipal Income Opportunities Trust II
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Municipal Income Opportunities Trust II
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Morgan Stanley Municipal Income Opportunities Trust II
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In

Morgan Stanley Municipal Income Opportunities Trust II
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Municipal Income Opportunities Trust II
NYSE : OIB

Semiannual
Report

August 31, 2009

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of
EX-99.CERT.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Income Opportunities Trust II

/s/ Randy Takian Randy Takian
Principal Executive Officer
October 22, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
October 22, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 22, 2009

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